ROSCOE POSTLE ASSOCIATES INC.

www.rpacan.com

Suite 501 55 University Avenue P.O. Box 55 Toronto, Ontario M5J 2H7 Tel: (416) 947-0907 Fax: (416) 947-0395 Email: gclow@rpacan.com

CONSENT OF AUTHOR

TO:

B.C. Securities Commission
Ontario Securities Commission
Quebec Securities Commission
U.S. Securities and Exchange Commission
Toronto Stock Exchange
American Stock Exchange

I, Graham G. Clow, P.Eng., do hereby consent to the filing of written disclosure of a technical report entitled Technical Report on the Casa Berardi Project, Quebec, Canada and dated October 26, 2005 (the “Technical Report”) and any extracts from, or summary of the Technical Report in the News Release dated September 30, 2005 and Material Change Report dated October 4, 2005 of Aurizon Mines Ltd., and to the filing of the Technical Report with the securities regulatory authorities referred to above.

I also certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentations in the information derived from the Technical Report or that the written disclosure in the News Release dated September 30, 2005 and Material Change Report dated October 4, 2005 of Aurizon Mines Ltd. contains any misrepresentation of the information contained in the Technical Report.

Dated this    27th    Day of October, 2005.

___(Signed and Sealed)_____________ (Seal or Stamp)
Signature of Qualified Person

____Graham G. Clow, P.Eng._______
Print Name of Qualified person

Suite 501 55 University Avenue P.O. Box 55 Toronto, Ontario M5J 2H7 Tel: (416) 947-0907 Fax: (416) 947-0395 Email: jcox@rpacan.com

CONSENT OF AUTHOR

TO:

B.C. Securities Commission
Ontario Securities Commission
Quebec Securities Commission
U.S. Securities and Exchange Commission
Toronto Stock Exchange
American Stock Exchange

I, Jason J. Cox, P.Eng., do hereby consent to the filing of written disclosure of a technical report entitled Technical Report on the Casa Berardi Project, Quebec, Canada and dated October 26, 2005 (the “Technical Report”) and any extracts from, or summary of the Technical Report in the News Release dated September 30, 2005 and Material Change Report dated October 4, 2005 of Aurizon Mines Ltd., and to the filing of the Technical Report with the securities regulatory authorities referred to above.

I also certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentations in the information derived from the Technical Report or that the written disclosure in the News Release dated September 30, 2005 and Material Change Report dated October 4, 2005 of Aurizon Mines Ltd. contains any misrepresentation of the information contained in the Technical Report.

Dated this    27th    Day of October, 2005.

___(Signed and Sealed)_____________ (Seal or Stamp)
Signature of Qualified Person

____Jason J. Cox, P.Eng.___________
Print Name of Qualified person

46 18th Street Rouyn-Noranda, Quebec J9X 2L5 Tel: (819) 279-7244 Email: bsalmon@rpacan.com

CONSENT OF AUTHOR

TO:

B.C. Securities Commission
Ontario Securities Commission
Quebec Securities Commission
U.S. Securities and Exchange Commission
Toronto Stock Exchange
American Stock Exchange

I, Bernard Salmon, Ing., do hereby consent to the filing of written disclosure of a technical report entitled Technical Report on the Casa Berardi Project, Quebec, Canada and dated October 26, 2005 (the “Technical Report”) and any extracts from, or summary of the Technical Report in the News Release dated September 30, 2005 and Material Change Report dated October 4, 2005 of Aurizon Mines Ltd., and to the filing of the Technical Report with the securities regulatory authorities referred to above.

I also certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentations in the information derived from the Technical Report or that the written disclosure in the News Release dated September 30, 2005 and Material Change Report dated October 4, 2005 of Aurizon Mines Ltd. contains any misrepresentation of the information contained in the Technical Report.

Dated this    27th    Day of October, 2005.

___(Signed and Sealed)_____________ (Seal or Stamp)
Signature of Qualified Person

____Bernard Salmon, Ing.__________
Print Name of Qualified person

Alfred S. Hayden
EHA Engineering Ltd.
P. O. Box 2711
Postal Station B
Richmond Hill, ON
L4E 1A7
Telephone: 416 460-3048
Fax: 905 773-2195
Email: eha@sympatico.ca

CONSENT OF AUTHOR

TO:

B.C. Securities Commission
Ontario Securities Commission
Quebec Securities Commission
U.S. Securities and Exchange Commission
Toronto Stock Exchange
American Stock Exchange

I, Alfred S. Hayden, P.Eng., do hereby consent to the filing of written disclosure of a technical report entitled Technical Report on the Casa Berardi Project, Quebec, Canada and dated October 26, 2005 (the “Technical Report”) and any extracts from, or summary of the Technical Report in the News Release dated September 30, 2005 and Material Change Report dated October 4, 2005 of Aurizon Mines Ltd., and to the filing of the Technical Report with the securities regulatory authorities referred to above.

I also certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentations in the information derived from the Technical Report or that the written disclosure in the News Release dated September 30, 2005 and Material Change Report dated October 4, 2005 of Aurizon Mines Ltd. contains any misrepresentation of the information contained in the Technical Report.

Dated this    27th    Day of October, 2005.

___(Signed and Sealed)_____________ (Seal or Stamp)
Signature of Qualified Person

____Alfred S. Hayden, P.Eng._______
Print Name of Qualified person

Randy Knapp
SENES Consultants Ltd.
121 Granton Dr., Unit 12
Richmond Hill, ON
L4B 3N4
Telephone: 905 764-9380
Fax: 905 764-9386
Email: rknapp@senes.ca

CONSENT OF AUTHOR

TO:

B.C. Securities Commission
Ontario Securities Commission
Quebec Securities Commission
U.S. Securities and Exchange Commission
Toronto Stock Exchange
American Stock Exchange

I, Randy Knapp, P.Eng., do hereby consent to the filing of written disclosure of a technical report entitled Technical Report on the Casa Berardi Project, Quebec, Canada and dated October 26, 2005 (the “Technical Report”) and any extracts from, or summary of the Technical Report in the News Release dated September 30, 2005 and Material Change Report dated October 4, 2005 of Aurizon Mines Ltd., and to the filing of the Technical Report with the securities regulatory authorities referred to above.

I also certify that I have read the written disclosure being filed and I do not have any reason to believe that there are any misrepresentations in the information derived from the Technical Report or that the written disclosure in the News Release dated September 30, 2005 and Material Change Report dated October 4, 2005 of Aurizon Mines Ltd. contains any misrepresentation of the information contained in the Technical Report.

Dated this    27th    Day of October, 2005.

___(Signed and Sealed)_____________ (Seal or Stamp)
Signature of Qualified Person

____Randy Knapp, P.Eng._______
Print Name of Qualified person